UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2000


                                  ANICOM, INC.

             (Exact name of registrant as specified in its charter)



           Delaware                      0-25364                36-3885212
   (State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)


           6133 North River Road, Suite 1000, Rosemont, Illinois    60018
               (Address of principal executive offices)           (Zip Code)


                                 (847) 518-8700

              (Registrant's telephone number, including area code)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)    Exhibits.

                  99.1  Press Release of Anicom, Inc. dated June 28, 2000.


Item 8.     Change in Fiscal Year.

             On June 22, 2000, the Board of Directors of Anicom, Inc. determined to change its fiscal year end from December 31, which was the fiscal year used in its most recent filing with the Commission, to June 30. The report covering the six-month transition period ending June 30, 2000 will be filed with the Commission on Form 10-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Anicom, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Anicom, Inc.

July 6, 2000                              By: /s/ Donald C. Welchko
                                               ---------------------------------
                                               Donald C. Welchko
                                               Senior Executive
                                               Vice President and Chief
                                               Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number                      Document Description
------                      ------------------------------------------
 99.1                       Text of Press Release dated June 28, 2000.